UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 8, 2016

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Alphabet Inc. 2012 Stock Plan

On June 8, 2016, at the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) of Alphabet Inc. (“Alphabet”), Alphabet’s stockholders approved amendments to the Alphabet Inc. 2012 Stock Plan (the “2012 Stock Plan”) to increase the number of authorized shares of Class C capital stock that may be issued under the 2012 Stock Plan by 11,500,000 and to cap the aggregate amounts of stock-based and cash-based awards which may be granted under the 2012 Stock Plan to any non-employee member of the Board of Directors in respect of any calendar year, solely with respect to his or her service as a member of the Board of Directors, at $1,500,000. A description of the 2012 Stock Plan is set forth in Alphabet’s definitive proxy statement on Form 14A filed with the U.S. Securities and Exchange Commission on April 29, 2016 (the “2016 Proxy Statement”) and is qualified in its entirety by reference to the full text of the 2012 Stock Plan, a copy of which is being filed as Exhibit 10.01 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to Alphabet’s stockholders at the 2016 Annual Meeting:

1.	The election of eleven directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

2.	The ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.	The approval of amendments to the 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock and to cap the aggregate amounts of stock-based and cash-based awards which may be granted under the 2012 Stock Plan to any non-employee member of the Board of Directors in respect of any calendar year, solely with respect to his or her service as a member of the Board of Directors, at $1,500,000.

4.	The approval of an amendment to the Fourth Amended and Restated Certificate of Incorporation of Google Inc., Alphabet’s wholly owned subsidiary (“Google”), to remove a provision that requires the vote of the stockholders of Alphabet, in addition to the vote of Alphabet (as sole stockholder), in order for Google to take certain actions.

5.	A stockholder proposal from John Chevedden, James McRitchie, Myra K. Young and the NorthStar Asset Management Funded Pension Plan, as co-lead filers, regarding equal shareholder voting.

6.	A stockholder proposal from Walden Asset Management, as a lead filer, joined by other organizations, regarding a lobbying report.

7.	A stockholder proposal from Clean Yield Asset Management, on behalf of John Fedor-Cunningham, regarding a political contributions report.

8.	A stockholder proposal from The Firefighters’ Pension System of the City of Kansas City, Missouri, Trust regarding the adoption of a majority vote standard for the election of directors.

9.	A stockholder proposal from The Marco Consulting Group Trust I regarding an independent chairman of the board policy.

10.	A stockholder proposal from Arjuna Capital, as lead filer on behalf of clients Ann Alexander, Michael Baldwin, and Margherita Baldwin; and the Sustainability Group on behalf of the William B. Perkins Trust and Proxy Impact on behalf of CB Wealth Generation LLC, each as a co-filer, regarding a report on gender pay.

For more information about the foregoing proposals, please see the 2016 Proxy Statement.

Holders of the shares of Class A common stock are entitled to one vote per share and holders of the shares of Class B common stock are entitled to ten votes per share. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the 2016 Annual Meeting.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

1.	Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Larry Page	688,878,700	6,061,639	35,053,036
Sergey Brin	685,103,658	9,836,681	35,053,036
Eric E. Schmidt	687,053,167	7,887,172	35,053,036
L. John Doerr	666,544,819	28,395,520	35,053,036
Diane B. Greene	684,670,301	10,270,038	35,053,036
John L. Hennessy	606,030,064	88,910,275	35,053,036
Ann Mather	646,547,152	48,393,187	35,053,036
Alan R. Mulally	692,478,670	2,461,669	35,053,036
Paul S. Otellini	583,991,073	110,949,266	35,053,036
K. Ram Shriram	590,887,766	104,052,573	35,053,036
Shirley M. Tilghman	677,419,657	17,520,682	35,053,036

The eleven nominees were elected to Alphabet’s Board of Directors and will serve as directors until Alphabet’s next annual meeting or until their respective successors are duly elected and qualified.

2.	Ratification of Appointment of Ernst & Young LLP as Alphabet’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016

The results of the voting were 727,864,811 votes for, 1,886,139 votes against, and 242,425 abstentions. There were no broker non-votes on this matter. The appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified.

3.	Approval of Amendments to the 2012 Stock Plan

The results of the voting were 499,249,627 votes for, 194,654,599 votes against, 1,036,113 abstentions, and 35,053,036 broker non-votes. The amendments to the 2012 Stock Plan were approved.

4.	Approval of an Amendment to the Fourth Amended and Restated Certificate of Incorporation of Google

The results of the voting were 593,216,603 votes for, 100,805,011 votes against, 918,725 abstentions, and 35,053,036 broker non-votes. The Amendment to the Fourth Amended and Restated Certificate of Incorporation of Google was approved.

5.	Stockholder Proposal Regarding Equal Shareholder Voting

The results of the voting were 192,233,355 votes for, 501,415,586 votes against, 1,291,398 abstentions, and 35,053,036 broker non-votes. The stockholder proposal was not approved.

6.	Stockholder Proposal Regarding a Lobbying Report

The results of the voting were 79,195,998 votes for, 568,338,312 votes against, 47,406,029 abstentions, and 35,053,036 broker non-votes. The stockholder proposal was not approved.

7.	Stockholder Proposal Regarding a Political Contributions Report

The results of the voting were 63,557,221 votes for, 583,976,479 votes against, 47,406,639 abstentions, and 35,053,036 broker non-votes. The stockholder proposal was not approved.

8.	Stockholder Proposal Regarding the Adoption of a Majority Vote Standard for the Election of Directors

The results of the voting were 197,560,475 votes for, 496,160,547 votes against, 1,219,317 abstentions, and 35,053,036 broker non-votes. The stockholder proposal was not approved.

9.	Stockholder Proposal Regarding an Independent Chairman of the Board Policy

The results of the voting were 92,780,266 votes for, 601,604,246 votes against, 555,827 abstentions, and 35,053,036 broker non-votes. The stockholder proposal was not approved.

10.	Stockholder Proposal Regarding a Report on Gender Pay

The results of the voting were 79,084,322 votes for, 560,221,610 votes against, 55,634,407 abstentions, and 35,053,036 broker non-votes. The stockholder proposal was not approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.01	Alphabet Inc. 2012 Stock Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: June 10, 2016	/s/ KENT WALKER
Kent Walker
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.01	Alphabet Inc. 2012 Stock Plan